Exhibit 10.2

Supplemental Agreement No. 04

to

Purchase Agreement Number PA-03784

(the Agreement)

Between

The Boeing Company

and

United Airlines, Inc.

Relating to Boeing Model 737-900ER Aircraft

THIS SUPPLEMENTAL AGREEMENT is entered into as of September 11, 2013 by and between THE BOEING COMPANY (Boeing) and UNITED AIRLINES, INC. (formerly known as Continental Airlines, Inc. and successor by merger to United Air Lines, Inc.) (Customer);

WHEREAS, the parties hereto entered into Purchase Agreement No. 3784 dated July 12, 2012 (Purchase Agreement), as amended and supplemented, relating to the purchase and sale of Boeing Model 737 aircraft (Aircraft). This Supplemental Agreement is an amendment to the Purchase Agreement;

WHEREAS, Boeing and Customer agree to revise the delivery month for *** Aircraft, as follows:

Original Delivery Month	New Delivery Month	Serial Number
***	***	***

WHEREAS, Boeing and Customer agree to revise the delivery month for *** Option Aircraft, as follows:

Original Delivery Month	New Delivery Month
***	***

WHEREAS Boeing and Customer agree that for those Option Aircraft scheduled to deliver in ***, as of the date of this Supplemental Agreement ( *** ), the option exercise lead time will be *** months *** .

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

P.A. 03784 UAL	SA 4-1

Supplemental Agreement No. 04 to

Purchase Agreement PA-03784

WHEREAS Boeing and Customer agree that the *** schedule defined in Letter Agreement UAL-PA-03784-LA-1208155 will be revised for the *** to *** prior to delivery until *** Aircraft delivery. *** prior to delivery.

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Agreement as follows:

1. Table of Contents, Articles, Tables, Exhibits, and Letter Agreements:

1.1 Remove and replace, in its entirety, the “Table of Contents”, with the “Table of Contents” attached hereto, to reflect the changes made by this Supplemental Agreement No. 04.

1.2 Remove and replace, in its entirety, “Table 1” with the “Table 1” attached hereto to reflect the above revisions.

1.3 Remove and replace, in its entirety, Letter Agreement UAL-PA-03784-LA-1207879R1, “Option Aircraft”, with the Letter Agreement UAL-PA-03784-LA-1207879R2 attached hereto to reflect the above revisions.

1.4 Remove and replace, in its entirety, Letter Agreement UAL-PA-03784-LA-1208155, “ *** Matters”, with the Letter Agreement UAL-PA-03784-LA-1208155R1 attached hereto to reflect the above revisions.

The Agreement will be deemed to be supplemented to the extent herein provided as of the date hereof and as so supplemented will continue in full force and effect.

[The remainder of this page is intentionally blank. Signature page follows.]

P.A. 03784

UAL SA 4-2

Supplemental Agreement No. 04 to

Purchase Agreement PA-03784

EXECUTED IN DUPLICATE as of the day and year first written above.

THE BOEING COMPANY	UNITED AIRLINES, INC.

/s/ ***	/s/ Gerald Laderman
Signature	Signature

Attorney-in-Fact	Senior Vice President – Finance and Treasurer
Title	Title

P.A. 03784

UAL SA 4-3

TABLE OF CONTENTS

SA Number
ARTICLES
Article 1.	Quantity, Model and Description
Article 2.	Delivery Schedule
Article 3.	Price
Article 4.	Payment
Article 5.	Additional Terms

TABLE
1.	Aircraft Information Table	04

EXHIBIT
A.	Aircraft Configuration
B.	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS
AE1.	Escalation Adjustment/Airframe and Optional Features
BFE1.	BFE Variables
CS1.	Customer Support Variables
EE1.	Engine Escalation, Engine Warranty ***
SLP1.	Service Life Policy Components

UAL-PA-03784	SA-4

BOEING / UNITED AIR LINES, INC. PROPRIETARY

LETTER AGREEMENTS	TITLE	SA Number
UAL-PA-03784-LA-1207868	Performance Guarantees
UAL-PA-03784-LA-1207870	Spare Parts Initial Provisioning
UAL-PA-03784-LA-1207871	Special Matters
UAL-PA-03784-LA-1207878	Demonstration Flight Waiver
UAL-PA-03784-LA-1207879R2	Option Aircraft	04
	Attachment A	04
UAL-PA-03784-LA-1207881	Seller Purchased Equipment
UAL-PA-03784-LA-1208155R1	*** Matters	04
UAL-PA-03784-LA-1208156	***
UAL-PA-03784-LA-1208172	***
UAL-PA-03784-LA-1208173	***
UAL-PA-03784-LA-1207869	737 Production Adjustments
UAL-PA-03784-LA-1208938	Privileged and Confidential Matters
UAL-PA-03784-LA-1209039	Aircraft Model Substitution
UAL-PA-03784-LA-1209115	***
UAL-PA-03784-LA-1300306	Aircraft Reschedule – ***	02

UAL-PA-03784	SA-4

BOEING / UNITED AIR LINES, INC. PROPRIETARY

SUPPLEMENTAL AGREEMENTS DATED AS OF

Supplemental Agreement No. 01	September 27, 2012

Supplemental Agreement No. 02	March 1, 2013

Supplemental Agreement No. 03	June 27, 2013

Supplemental Agreement No. 04	September 11, 2013

UAL-PA-03784	SA-4

BOEING / UNITED AIR LINES, INC. PROPRIETARY

Table 1 To

Purchase Agreement No. 03784

737-900ER Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-900ER		*** pounds
Engine Model/Thrust:	CFM56-7B***		*** pounds
Airframe Price:		$	***
Optional Features:		$	***

Sub-Total of Airframe and Features:		$	***
Engine Price (Per Aircraft):		$	***
Aircraft Basic Price (Excluding BFE/SPE):		$	***

Buyer Furnished Equipment (BFE) Estimate:		$	***
Seller Purchased Equipment (SPE) Estimate:		$	***
Deposit per Aircraft:		$	***

Detail Specification:		***
Airframe Price Base Year/Escalation Formula:	***	***
Engine Price Base Year/Escalation Formula:	***	***

Airframe Escalation Data:
Base Year Index (ECI):	***
Base Year Index (CPI):	***

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Serial Number	Escalation Forecast	Escalation Estimate		Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
					Adv Payment Base Price Per A/P		*** ***		*** ***		*** ***		*** ***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***

Boeing / United Air Lines, Inc. Proprietary	SA-4, Page 1

Table 1 To

Purchase Agreement No. 03784

737-900ER Aircraft Delivery, Description, Price and Advance Payments

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Serial Number	Escalation Forecast	Escalation Estimate		Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
					Adv Payment Base Price Per A/P		*** ***		*** ***		*** ***		*** ***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***

Boeing / United Air Lines, Inc. Proprietary	SA-4, Page 2

Table 1 To

Purchase Agreement No. 03784

737-900ER Aircraft Delivery, Description, Price and Advance Payments

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Serial Number	Escalation Forecast	Escalation Estimate		Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
					Adv Payment Base Price Per A/P		*** ***		*** ***		*** ***		*** ***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
Total:	64

*	*** Escalation Factors ***
**	*** Escalation Factors ***
***	*** Escalation Factor ***

Boeing / United Air Lines, Inc. Proprietary	SA-4, Page 3

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

UAL-PA-03784-LA-1207879R2

United Airlines, Inc.

233 South Wacker Drive

Chicago, IL 60606

Subject:	Option Aircraft

Reference:	Purchase Agreement No. PA-03784 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 737-900ER aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement. This Letter Agreement supersedes and replaces in its entirety Letter Agreement UAL-PA-03784-LA-1207879R1 dated March 1, 2013.

1. Right to Purchase Option Aircraft.

Subject to the terms and conditions contained in this Letter Agreement, in addition to the Aircraft described in Table 1 to the Purchase Agreement as of the date of execution of this Letter Agreement, Customer will have the option to purchase additional Model 737-900ER aircraft as option aircraft (Option Aircraft).

2. Delivery.

The number of aircraft and delivery months are listed in the Attachment A to this Letter Agreement.

3. Configuration.

3.1 Subject to the provisions of Article 3.2, below, the configuration for the Option Aircraft will be the Detail Specification for model 737-900ER aircraft at the revision level in effect at the time of Definitive Agreement (as defined below). Such Detail Specification will be revised to include (i) changes applicable to the Detail Specification that are developed by Boeing between the Option Exercise Date (as defined below) and the signing of the Definitive Agreement, (ii) changes required to obtain required regulatory certificates, and (iii) other changes as mutually agreed.

3.2 Subject to ***, the Option Aircraft may ***, provided that it can achieve *** which would result pursuant to the provisions of Article ***.

P.A. No. 03784	SA-4
UAL-PA-03784-LA-1207879R2, Option Aircraft	Page 1

BOEING / UNITED AIRLINES, INC. PROPRIETARY

4. Price.

4.1 The Airframe Price and Optional Features Prices for each of the Option Aircraft are identified in Attachment A to this Letter Agreement. The ***

4.2 The Airframe Price, Optional Features Prices, and Aircraft Basic Price for each of the Option Aircraft shall be adjusted in accordance with the terms set forth in Article 2.1.5 (Escalation Adjustment) of the AGTA.

4.3 The Advance Payment Base Price shall be developed in accordance with the terms of the Purchase Agreement and determined at the time of Definitive Agreement.

5. Payment.

5.1 Customer will pay a non-refundable option deposit to Boeing in the amount shown in Attachment A for each Option Aircraft (Option Deposit), on the date of execution of this Letter Agreement. If Customer exercises an option, the Option Deposit will be credited against the first advance payment due. ***

5.2 Notwithstanding the amount shown in Attachment A, the Option Deposit will be *** for each Option Aircraft.

5.3 Upon Customer’s exercise of an option to purchase Option Aircraft, advance payments will be payable as specified in the Purchase Agreement. The remainder of the Aircraft Price for the Option Aircraft will be paid at the time of delivery.

P.A. No. 03784	SA-4
UAL-PA-03784-LA-1207879R2, Option Aircraft	Page 2

BOEING / UNITED AIRLINES, INC. PROPRIETARY

6. Option Exercise.

6.1 Customer may exercise an option by giving written notice to Boeing on or before the date *** prior to the first day of the delivery month listed in Attachment A (Option Exercise Date).

6.2 ***

6.3 Notwithstanding paragraph 6.1 above, for the Option Aircraft scheduled to deliver in ***, as of the effective date of Supplemental Agreement No. 4 to the Purchase Agreement, the Option Exercise Date will be the date *** prior to the first day of the delivery month listed in Attachment A.

7. Definitive Agreement.

Customer’s exercise of an option pursuant to Article 6 above will be a *** for the purchase of the exercised Option Aircraft. All terms related to Customer’s Aircraft will apply *** to such exercised Option Aircraft. ***, Boeing will prepare an invoice for the applicable Advance Payments due *** the exercised Option Aircraft.

P.A. No. 03784	SA-4
UAL-PA-03784-LA-1207879R2, Option Aircraft	Page 3

BOEING / UNITED AIRLINES, INC. PROPRIETARY

8. Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or in part.

9. Confidential Treatment.

Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-03784-LA-1208938.

Very truly yours,

THE BOEING COMPANY

By	/s/ ***
Its	Attorney-in-Fact

ACCEPTED AND AGREED TO this

Date: September 11, 2013

United Airlines, Inc.

By	/s/ Gerald Laderman
Its	Senior Vice President – Finance and Treasurer

P.A. No. 03784	SA-4
UAL-PA-03784-LA-1207879R2, Option Aircraft	Page 4

BOEING / UNITED AIRLINES, INC. PROPRIETARY

Attachment A to

Letter Agreement UAL-PA-03784-LA-1207879

737-900ER Option Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-900ER	*** pounds
Engine Model/Thrust:	CFM56-7B***	*** pounds

Airframe Price:	$	*	**
Optional Features:	$	*	**
Sub-Total of Airframe and Features:	$	*	**
Engine Price (Per Aircraft):	$	*	**
Aircraft Basic Price (Excluding BFE/SPE):	$	*	**
Buyer Furnished Equipment (BFE) Estimate:	$	*	**
Seller Purchased Equipment (SPE) Estimate:	$	*	**
Deposit per Aircraft:	$	*	**

Detail Specification:			*	**
Airframe Price Base Year/Escalation Formula:	*	**	*	**
Engine Price Base Year/Escalation Formula:	*	**	*	**
Airframe Escalation Data:
Base Year Index (ECI):			*	**
Base Year Index (CPI):			*	**

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Estimate Adv Payment Base Price Per A/P		Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
					*** ***		*** ***		*** ***		*** ***
***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	$	***	$	***	$	***	$	***	$	***

APR 60652

UAL-PA-03784 Boeing / United Air Lines, Inc. Proprietary	SA-4 Page 1

Attachment A to

Letter Agreement UAL-PA-03784-LA-1207879

737-900ER Option Aircraft Delivery, Description, Price and Advance Payments

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Estimate Adv Payment Base Price Per A/P		Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
					*** ***		*** ***		*** ***		*** ***
***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	$	***	$	***	$	***	$	***	$	***
Total:	46

APR 60652

UAL-PA-03784 Boeing / United Air Lines, Inc. Proprietary	SA-4 Page 2

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

UAL-PA-03784-LA-1208155R1

United Airlines, Inc.

233 South Wacker Drive

Chicago, IL 60606

Subject:	*** Matters

Reference:	Purchase Agreement No. PA-03784 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 737-900ER aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement. This Letter Agreement supersedes and replaces in its entirety Letter Agreement UAL-PA-03784-LA-1207879R1 dated March 1, 2013.

The Purchase Agreement incorporates the terms and conditions of AGTA-UAL between Boeing and Customer. This Letter Agreement modifies certain terms and conditions of the AGTA with respect to the Aircraft.

1. *** .

1.1 ***

UAL-PA-03784-LA-1208155R1	SA-4
*** Matters	Page 1

BOEING / UNITED AIR LINES, INC. PROPRIETARY

1.2 ***

***	*	**
***	*	**
***	*	**
***	*	**
***	*	**
***	*	**
***	*	**
***	*	**
***	*	**
	*	**

1.3 *** Option Aircraft.

Upon exercise of each Option Aircraft scheduled to deliver in *** , as of the effective date of Supplemental Agreement No. 4 to the Purchase Agreement, ***

***	*	**
***	*	**
***	*	**
***	*	**
***	*	**
***	*	**
***	*	**
***	*	**

2. ***

2.1 *** will *** on the *** payment would have been due in accordance with Table 1 of the Purchase Agreement, *** delivery of the applicable Aircraft. The *** used to *** shall be the ***. The *** will be the *** on *** will ***.

2.2 *** the *** for each Aircraft will be ***.

UAL-PA-03784-LA-1208155R1	SA-4
*** Matters	Page 2

BOEING / UNITED AIR LINES, INC. PROPRIETARY

2.3 *** Option Aircraft scheduled to deliver in *** prior to the scheduled delivery date for such Aircraft.

3. *** Rights.

3.1 Customer agrees that *** Customer *** that *** and *** are *** in *** to resolve.

3.2 In the event Boeing seeks to *** pursuant to Article 3.1, absent instruction from Boeing to the contrary, Customer shall, *** the Purchase Agreement as amended by this Letter Agreement. Customer will *** .

3.3 For all purposes of this Article 3, including without limitation, notice, *** or any other application, *** . Boeing expressly reserves all of its rights and remedies under any agreement and applicable law.

3.4 Notwithstanding Article 3.1, *** shall not *** under the Purchase Agreement with respect to any Aircraft that is subject to *** .

4. Confidentiality.

Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-03784-LA-1208938.

5. Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

UAL-PA-03784-LA-1208155R1	SA-4
*** Matters	Page 3

BOEING / UNITED AIR LINES, INC. PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	/s/ ***
Its	Attorney-in-Fact

ACCEPTED AND AGREED TO this

Date:	September 11, 2013

United Airlines, Inc.

By	/s/ Gerald Laderman
Its	Senior Vice President – Finance and Treasurer

UAL-PA-03784-LA-1208155R1	SA-4
*** Matters	Page 4

BOEING / UNITED AIR LINES, INC. PROPRIETARY